Income Taxes	12 Months Ended
Aug. 31, 2017
Notes to Financial Statements
5. Income Taxes

The Company accounts for income taxes under FASB Accounting Standard Codification ASC 740 "Income Taxes". ASC 740 requires use of the liability method. ASC 740 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized. There was a change in control in the current year and as such the total amount should be limited to section 382 of the Internal Revenue Code such a change in control negates much of the tax loss carry forward and deferred income tax.

As of August 31, 2017, and 2016, the Company had net operating loss carry forwards of $352,275 and $322,008 that may be available to reduce future years' taxable income. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards. Net operation losses will begin to expire in 2030. The Company has not filed any tax returns and as such all tax years are open for inspection.

Components of net deferred tax assets, including a valuation allowance, are as follows at August 31, 2017 and 2016:

	2017	2016
Deferred tax assets:
Net operating loss carry forward	123,296	112,703
Less: valuation allowance	(123,296)	(112,703)
Net deferred tax assets	-	-

The valuation allowance for deferred tax assets as of August 31, 2017 was $123,296, as compared to $112,703 as of August 31, 2016. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of August 31, 2017.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

U.S federal statutory rate	(35.0%)
Valuation reserve	35.0%
Total	-%

At August 31, 2017, the Company had unused net operating loss carryover approximating $352,275 with a full valuation allowance of $123,296 that is available to offset future taxable income which expires beginning 2030.